EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CROWE CHIZEK AND COMPANY LLC)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Farmers Capital Bank Corporation on Form S-8 of our report dated January 9, 2004 on the 2003 financial statements of Farmers Capital Bank Corporation appearing in the 2003 Form 10-K of Farmers Capital Bank Corporation.

                                             /s/ CROWE CHIZEK AND COMPANY LLC
                                             Crowe Chizek and Company LLC

Louisville, Kentucky
June 22, 2004